UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2026
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Connect Biopharma Holdings Limited
(Exact name of Registrant as Specified in Its Charter)
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Cayman Islands	001-40212	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3580 Carmel Mountain Road, Suite 200
	San Diego, California	92130
	(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (877) 245-2787
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.000174 per Share	CNTB	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On March 29, 2026, Connect Biopharma Holdings Limited (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with the purchasers named therein (the “Purchasers”), for the private placement (the “Private Placement”) of 6,130,000 shares (the “Shares”) of the Company’s ordinary shares, par value $0.000174 per share (the “Ordinary Shares”), at a price of $3.25 per Share with respect to any Purchaser that is not owned or controlled by an individual who is an officer, director, employee or consultant of the Company. The aggregate gross proceeds for the Private Placement are expected to be approximately $20.2 million, before deducting offering fees and expenses. The Private Placement is expected to close on March 31, 2026, subject to customary closing conditions. The Private Placement is being conducted in accordance with applicable Nasdaq rules.
Leerink Partners LLC and Cantor Fitzgerald & Co. acted as joint placement agents for the Private Placement.
The Company expects to use the net proceeds from the Private Placement to fund the research and development of its clinical-stage product candidates and other development programs and for working capital and other general corporate purposes. The Company estimates, based on its current operating plan, that the net proceeds from the Private Placement, together with its current cash, cash equivalents and short-term investments, will be sufficient to fund its operations into the second half of 2027.
Pursuant to the Purchase Agreement, the Company agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) within 45 days after the closing of the Private Placement (subject to certain exceptions) for purposes of registering the resale of the Shares, to use its reasonable best efforts to have such registration statement declared effective within the time period set forth in the Purchase Agreement, and to keep such registration statement effective until the earliest of (i) the time as all of the Shares purchased by the Purchasers pursuant to the terms of the Purchase Agreement have been sold pursuant to the registration statement, or (ii) such time as the Shares become eligible for resale by non-affiliates without any volume limitations or other restrictions pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), or any other rule of similar effect.
The Purchase Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the Purchasers, including for liabilities under the Securities Act, and other obligations of the parties. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such Purchase Agreement and are made as of specific dates; are solely for the benefit of the parties (except as specifically set forth therein); may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, instead of establishing matters as facts; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to investors generally. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.
The Private Placement is exempt from the registration requirements of the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. The Purchasers represented that they were institutional accredited investors within the meaning of rules promulgated under the Securities Act and were acquiring the securities for investment only and with no present intention of distributing any of such securities or any arrangement or understanding regarding the distribution thereof. The securities were offered without any general solicitation by the Company or its representatives. The securities sold and issued in the Private Placement will not be registered under the Securities Act or any state securities laws at the time of sale and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
The disclosures set forth in Item 1.01 above are incorporated by reference into this Item 3.02.
Item 7.01 Regulation FD Disclosure.
On March 30, 2026, the Company issued a press release announcing topline preliminary results for its Phase 1 clinical pharmacology study evaluating intravenous (“IV”) rademikibart. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

On March 30, 2026, the Company issued a press release announcing results from a Phase 3 52-week study in patients with moderate-to-severe atopic dermatitis (“AD”) conducted by the Company’s partner in China, Simcere Pharmaceutical Co., Ltd. (“Simcere”). A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.
On March 30, 2026, the Company issued a press release announcing that it has entered into the Purchase Agreement. A copy of the press release is attached as Exhibit 99.3 and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
On March 30, 2026, the Company issued a press release announcing topline preliminary results for its Phase 1 clinical pharmacology study evaluating IV rademikibart.
On March 30, 2026, the Company announced results from a Phase 3 52-week study in patients with moderate-to-severe AD conducted by Simcere.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated March 29, 2026, by and between Connect Biopharma Holdings Limited and each of the purchasers party thereto
99.1	Press Release of the Company, dated March 30, 2026
99.2	Press Release of the Company, dated March 30, 2026
99.3	Press Release of the Company, dated March 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Forward-Looking Statements
The Company cautions you that statements contained in this Current Report on Form 8-K, including in the press releases filed herewith as Exhibits 99.1, 99.2 and 99.3, regarding matters that are not historical facts are forward-looking statements. The forward-looking statements are based on our current beliefs and expectations and include, but are not limited to, statements regarding: the timing, size and expectation of the closing of the Private Placement; expectations regarding market conditions, the satisfaction of customary closing conditions related to the Private Placement, and the anticipated use of proceeds therefrom; the anticipated filing of a registration statement to cover the resale of Shares; the Company’s expectation that its current cash, cash equivalents, and short-term investments will fund our operations into the second half of 2027; prospective products (as well as their potential to achieve a differentiated, competitive, or favorable benefit or profile or trend, including on safety, tolerability, improvement, maintenance, clinical response, dosing, efficacy and/or convenience); planned or expected product approval applications or approvals; the ability of our clinical trials to demonstrate safety and efficacy of our product candidates and other positive results; whether we or our current or future partners will need expanded or additional trials in order to obtain regulatory approval for our product candidates; the timing of when we expect to report data from our clinical trials; whether Simcere’s pending New Drug Application for rademikibart in China will receive approval by the National Medical Products Administration, and the timing of any such approval; the timing and results of any planned interactions with the FDA; our ability to obtain and maintain regulatory approval of our product candidates; existing regulations and regulatory developments in the U.S., the People’s Republic of China, Europe and other jurisdictions; our plans and ability to obtain, maintain, protect and enforce our intellectual property rights and our proprietary technologies, including extensions of existing patent terms where available; our continued reliance on third parties to conduct additional clinical trials of our product candidates, and for the manufacture of our product candidates for preclinical studies and clinical trials; and the degree of market acceptance of our product candidates, if approved, by physicians, patients, healthcare payors and others in the medical community. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of these plans will be achieved. Actual results may differ from those set forth in this Current Report on Form 8-K due to the risks and uncertainties inherent in the Company’s business and beyond its control, including, without limitation: the risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the Private

Placement; the ability to fund the Company’s operating plans with its cash, cash equivalents, and short-term investments, including the anticipated proceeds from the private placement; and other risks described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and in any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECT BIOPHARMA HOLDINGS LIMITED

Date:	March 30, 2026	By:	/s/ David Szekeres
		Name:	David Szekeres
		Title:	President